HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Alpha Hedged Strategies Fund
Hatteras Long / Short Equity Fund
Hatteras Long / Short Debt Fund
 (the “Funds”)

Each a series of Hatteras Alternative Mutual Funds Trust
Class A Shares

June 7, 2011

Supplement to the Prospectus and
Statement of Additional Information (“SAI”)
dated April 30, 2011

Effective immediately, the Funds’ Class A shares are eliminating their 0.25% shareholder servicing fee and replacing it with a 0.25% Rule 12b-1 fee.  This change results in no increase in a Fund’s Total Annual Fund Operating Expenses.  Accordingly, the “Annual Fund Operating Expenses” table for each Fund’s Class A shares is deleted and replaced with the following:

Hatteras Alpha Hedged Strategies Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

		Class A
Management Fees		0.25%
Distribution and Service (Rule 12b-1) Fees		0.25%
Other Expenses		2.23%
Shareholder Servicing Fee	0.00%
Operating Services Fee(1)	1.35%
Interest Expense and Dividends on Short Positions of Underlying Investments	0.88%
Acquired Fund Fees and Expenses		2.00%
Total Annual Fund Operating Expenses		4.73%
(1)	The Operating Services Fee has been restated to reflect current fees.

Hatteras Long / Short Equity Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

		Class A
Management Fees		None
Distribution and Service (Rule 12b-1) Fees		0.25%
Other Expenses (1)		1.39%
Operating Services Fee	0.74%
Interest Expense and Dividends on Short Positions of Underlying Investments	0.65%
Acquired Fund Fees and Expenses		2.00%
Total Annual Fund Operating Expenses		3.64%
(1)	Other Expenses are estimated for the current fiscal year.

Hatteras Long / Short Debt Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

		Class A
Management Fees		None
Distribution and Service (Rule 12b-1) Fees		0.25%
Other Expenses (1)		1.20%
Operating Services Fee	0.74%
Interest Expense and Dividends on Short Positions of Underlying Investments	0.46%
Acquired Fund Fees and Expenses		2.00%
Total Annual Fund Operating Expenses		3.45%
(1)	Other Expenses are estimated for the current fiscal year.

The “Share Classes” section on page 44 of the Funds’ Prospectus is deleted and replaced with the following:

Each Fund issues its shares in multiple classes:  Alpha Fund issues No Load, Class A and Class C shares.  Long/Short Equity Fund and Long/Short Debt Fund issue Class A and Institutional Class shares.  No Load shares are offered at NAV per share without a front-end sales charge.  No Load shares are also issued with an annual shareholder servicing fee of 0.25%.  Class A shares are offered at NAV per share with a front-end sales charge.  The Class A shares are also issued with an annual Rule 12b-1 fee of 0.25%. The Class C shares are offered at NAV per share without a front-end sales charge.  The Class C shares have a contingent deferred sales charge of 1.00% and an annual Rule 12b-1 fee of 1.00%. The Class A and Class C shares do not charge a shareholder servicing fee.  Institutional Class shares are offered at NAV per share without a front-end sales charge, shareholder servicing fee, Rule 12b-1 fee or contingent deferred sales charge.

The fourth full paragraph on page 45 of the Funds’ Prospectus is deleted and replaced with the following:

The Advisor is responsible for paying fees to various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts.  These agents have entered into agreements with the Advisor (“Shareholder Servicing Agreement”) and perform these functions on behalf of their clients who own shares of the Funds.  For this service, the Advisor receives an annual shareholder servicing fee equal to 0.25% of the average daily net assets of the Funds’ No Load shares from which the shareholder servicing agents are paid.

The first paragraph of the sub-section titled “Class A Shares” on page 56 of the Funds’ Prospectus is deleted and replaced with the following:

Class A shares of the Funds are retail shares that require you to pay a sales charge when you invest in a Fund unless you qualify for a reduction or waiver of the sales charge.  Class A shares are also subject to a Rule 12b-1 fee of 0.25% of average daily net assets.

The “Distribution and Service (Rule 12b-1) Plan” sub-section on page 58 of the Funds’ Prospectus is deleted and replaced with the following:

The Funds have adopted a Distribution and Service Plan or “Rule 12b-1 Plan.” Under the plan, Class A and C shares pay a distribution fee of 0.25% and 1.00%, respectively, of the average daily net assets of the class to the Funds' Distributor or certain other third parties to finance any activity which is principally intended to result in the sale of Class A or Class C shares.

Since the Funds’ assets are used to pay Rule 12b-1 fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Consequently, long-term shareholders eventually may pay more than the economic equivalent of the maximum initial charges permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The third full paragraph on page 27 of the Funds’ SAI is deleted and replaced with the following:

The Advisor receives 0.25% of the average daily net assets of each Fund’s No Load shares for services performed under the Shareholder Servicing Agreement.  These shareholder services may be performed by the Advisor directly or by others on behalf of the Advisor, and may include, among other things, assisting shareholders in processing their purchase, exchange, or redemption requests, processing dividend and distribution payments, or other administrative overhead associated with servicing the Funds’ shareholders.  The Distributor or certain other third parties receive 0.25% and 1.00% of the average daily net assets of the Class A shares and Class C shares, respectively, of each Fund for services performed under the Distribution Plan, as discussed in this SAI.  The operating services fee, the shareholder servicing fee and the distribution fee will be accrued daily for the purpose of determining the offering and redemption price of the Funds’ shares.

The first paragraph of the section titled “Distribution Plan” on page 40 of the Funds’ SAI is deleted and replaced with the following:

The Trust has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act (the “Plan”), whereby Class A and Class C shares of the Funds pay to the Distributor or certain other third parties distribution fees as described in the prospectus. The Distributor may use the amount of such fees to defray the costs of commissions and service fees paid to broker-dealers and other financial intermediaries whose customers invest in shares of the Funds and for other purposes.

The first paragraph of the “Sales Charges and Dealer Reallowance” sub-section on page 45 of the Funds’ SAI is deleted and replaced with the following:

Class A shares of the Funds are retail shares that require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge.  Class A shares are also subject to a Rule 12b-1 fee of 0.25% of average daily net assets.

Please retain this Supplement with your
Prospectus and SAI for future reference.